MET INVESTORS SERIES TRUST

                        SUPPLEMENT DATED JULY 11, 2008 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008

            This Supplement is made as of July 11, 2008 to the Statement of Additional Information ("SAI") of Met Investors Series Trust (the "Trust") dated April 28, 2008.

         The disclosure in the Trust's SAI under the heading "Investment Objectives and Policies--Real Estate Investment Trusts" is replaced in its entirety with the following:

     Real Estate Investments. (All Portfolios except BlackRock High Yield and Harris Oakmark International Portfolios)

     Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate ("Real Estate Investments"), including real estate investment trusts ("REITs") and real estate operating companies ("REOCs").

         The following Portfolios may invest up to 10% of their total assets in Real Estate Investments.

       o        Met/Franklin Income
       o        T. Rowe Price Mid Cap Growth
       o        Van Kampen Comstock
       o        Van Kampen Mid Cap Growth

     The following Portfolios may invest up to 15% of their total assets in Real Estate Investments.

       o       Met/AIM  Small  Cap  Growth
       o       Dreman  Small  Cap  Value
       o       Met/Franklin  Mutual  Shares
       o       Lazard Mid Cap
       o       Legg Mason  Value  Equity
       o       Loomis Sayles Global  Markets
       o       Oppenheimer  Capital  Appreciation
       o       Third Avenue Small Cap Value

     The following Portfolio may invest up to 20% of its net assets in Real Estate Investments.

       o        Pioneer Fund

     The following Portfolios may invest in Real Estate Investments without limit.

       o        Clarion  Global  Real  Estate
       o        Goldman  Sachs  Mid Cap  Value
       o        PIMCO Inflation Protected Bond
       o        PIMCO Total Return
       o        Pioneer Strategic Income


         Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

         REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio's REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may reinvest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.